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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) December 16, 1999
                                                       -----------------


                             BGF INDUSTRIES, INC.
                             --------------------
            (Exact name of Registrant as specified in Its Charter)

       DELAWARE                 333-72321                    56-1600845
       --------                 ---------                    ----------
(State of Incorporation)  (Commission File Number)  (IRS Employer Identification
                                                                  No.)


         3802 Robert Porcher Way, Greensboro, North Carolina     27410
         -------------------------------------------------------------
         (Address of principle executive offices)           (Zip Code)


                (Telephone number of registrant) (336) 545-0011
                                                 --------------


                                NOT APPLICABLE
                                --------------
  (Former Name, Former Address and Former Fiscal Year, if changed since last report)
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ITEM 5.   OTHER EVENTS

          On December 16, 1999, BGF Industries, Inc., a Delaware corporation, amended its Credit Agreement, dated as of September 30, 1998 (the "Existing Credit Agreement"), as amended by that certain Syndication Amendment and Assignment, dated as of November 24, 1998 (together, the "Credit Agreement") to reflect (1) a reduction in the Credit Agreement's Revolving Committed Amount (as defined in the Credit Agreement); (2) the repayment of any amounts outstanding in excess of the Revolving Committed Amount (as defined in the Credit Agreement), as so reduced; (3) a change in the amortization of the Term Loan (as defined in the Credit Agreement); (4) extended commitments by the Company's lenders to make certain credit facilities available to the Company; and, (5) to reflect revisions to certain financial covenants contained in the Credit Agreement. A copy of the amendment is attached as Exhibit 99.1 hereto.

          The Syndication Amendment and Assignment dated as of November 24, 1998, amended the Existing Credit Agreement to reflect changes in the composition of the membership of the Company's loan syndicate. For informational purposes, a copy of the Syndication Amendment and Assignment, dated as of November 24, 1998, is attached as Exhibit 99.2 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibits.


     Exhibit No.        Description
     -----------        -----------

          99.1 Second Amendment to Credit Agreement, dated December 16, 1999, by and among BGF Industries, Inc. (the "Borrower"), certain Domestic Subsidiaries of the Borrower party thereto (collectively the "Guarantors"), several banks and other financial institutions party thereto (the "Lenders") and First Union National Bank (the "Agent").

          99.2 Syndication Amendment and Assignment, dated November 24, 1998, by and among BGF Industries, Inc. (the "Borrower"), certain Domestic Subsidiaries of the Borrower party thereto (collectively the "Guarantors"), the Existing Lender (as defined therein), the New Lenders (as defined therein), and First Union National Bank (the "Agent").
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         BGF INDUSTRIES, INC.


Date:  March 8, 2000                        By:          /s/  Philippe R. Dorier
                                                         Chief Financial Officer
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                                 EXHIBIT INDEX



           Exhibit No.                      Description
           -----------                      -----------
                   99.1                     Second Amendment to Credit
                                            Agreement, dated December 16, 1999,
                                            by and among BGF Industries, Inc.
                                            (the "Borrower"), certain Domestic
                                            Subsidiaries of the Borrower party
                                            thereto (collectively the
                                            "Guarantors"), several banks and
                                            other financial institutions party
                                            thereto (the "Lenders") and First
                                            Union National Bank (the "Agent").

                   99.2 Syndication Amendment and Assignment, dated November 24, 1998 by and among BGF Industries, Inc. (the "Borrower"), certain Domestic Subsidiaries of the Borrower party thereto (collectively the
                                            "Guarantors"), the Existing Lender
                                            (as defined therein), the New
                                            Lenders (as defined therein), and
                                            First Union National Bank (the
                                            "Agent").